Exhibit 99.1

Media Contact:

Ben Brooks  |  214.252.4047

ben.brooks@hilltop-holdings.com

Investor Relations Contact:

Isabell Novakov  |  214.252.4029

inovakov@hilltop-holdings.com

Hilltop Holdings Inc. to Acquire The Bank of River Oaks

DALLAS (February 13, 2018) — Dallas-based Hilltop Holdings Inc. (NYSE: HTH), the holding company for PlainsCapital Bank, today announced that it has entered into a definitive agreement to acquire privately held, Houston-based The Bank of River Oaks in an all-cash transaction. Under the terms of the definitive agreement, Hilltop Holdings has agreed to pay cash in the aggregate amount of $85 million to the shareholders and option holders of The Bank of River Oaks.

The Bank of River Oaks operates three full-service branch locations in the Houston area and, as of December 31, 2017, reported total assets of approximately $454 million, total loans of approximately $344 million, total deposits of approximately $406 million and total equity capital of approximately $46 million.

“We are pleased to announce the expansion of our Houston-area banking operations with the acquisition of The Bank of River Oaks,” Jeremy B. Ford, president and co-CEO of Hilltop Holdings, said. “The bank brings a valuable deposit franchise and a substantial commercial lending focus that are excellent complements to PlainsCapital Bank’s existing portfolio. This acquisition also fits well with our stated strategy of utilizing cash to acquire commercial-focused banks in key Texas markets, such as Houston, where we would like to grow significantly.”

The transaction brings together two like-minded, Texas-based community banks well known for their straightforward approach to banking and commitment to localized decision-making.

“We are very excited to join a successful, community-focused, Texas-based organization like PlainsCapital that shares our way of doing business,” said R. Andy Lane, Jr., chairman and CEO of The Bank of River Oaks. “Our banks have a common relationship-focused culture and lending philosophy that make this partnership a natural fit. We’re pleased to be able to offer our customers access to the broader array of banking technologies and solutions that PlainsCapital provides.”

Since entering the Houston market in 2013, PlainsCapital Bank has been focused on strategically increasing its presence in key locations throughout the area. In early 2017, PlainsCapital Bank celebrated the opening of its new flagship Houston office in the vibrant Upper Kirby District. With The Bank of River Oaks transaction, PlainsCapital Bank’s combined Houston branch network will grow to five locations with additions in the River Oaks, Uptown/Memorial and Medical Center areas.

“The acquisition of The Bank of River Oaks represents the continuation of our planned growth in the Greater Houston area and our ongoing commitment to serving the Houston community,” said Alan B. White, vice chairman and co-CEO of Hilltop Holdings and chairman of PlainsCapital Bank. “We are excited to further expand our local expertise in commercial lending, healthcare lending, and private banking with the addition of the experienced River Oaks team to our PlainsCapital family.”

The transaction has been approved by the Boards of Directors of both companies and is expected to close during the third quarter of 2018, pending approval by shareholders of The Bank of River Oaks and required regulatory approvals.

Hilltop Holdings was advised in the transaction by Wachtell, Lipton, Rosen and Katz as legal counsel. The Bank of River Oaks was advised by Performance Trust Capital Partners, LLC as financial advisor and Parrott Sims McInnis & Foster, PLLC as legal counsel.

Hilltop Holdings Inc. will host a live webcast and conference call to discuss the transaction at 8:00 AM Central (9:00 AM Eastern) on Wednesday, February 14, 2018. Interested parties can access the conference call by dialing 1-877-508-9457 (domestic) or 1-412-317-0789 (international). The conference call also will be webcast simultaneously on the Hilltop Holdings Investor Relations website (http://ir.hilltop-holdings.com).

In addition to the information contained within this announcement, an investor presentation will be furnished to the Securities and Exchange Commission on Form 8-K and posted on Hilltop Holdings’ website containing additional information regarding this transaction.

About Hilltop Holdings Inc.

Hilltop Holdings is a Dallas-based financial holding company. Its primary line of business is to provide business and consumer banking services from offices located throughout Texas through PlainsCapital Bank. PlainsCapital Bank’s wholly owned subsidiary, PrimeLending, provides residential mortgage lending throughout the United States. Hilltop Holdings’ broker-dealer subsidiaries, Hilltop Securities Inc. and Hilltop Securities Independent Network Inc., provide a full complement of securities brokerage, institutional and investment banking services in addition to clearing services and retail financial advisory. Through Hilltop Holdings’ other wholly owned subsidiary, National Lloyds Corporation, it provides property and casualty insurance through two insurance companies, National Lloyds Insurance Company and American Summit Insurance Company. At December 31, 2017, Hilltop employed approximately 5,500 people and operated approximately 475 locations in 44 states. Hilltop Holdings’ common stock is listed on the New York Stock Exchange under the symbol “HTH.” Find more information at Hilltop-Holdings.com, PlainsCapital.com, PrimeLending.com, NationalLloydsInsurance.com and HilltopSecurities.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plan,” “probable,” “projects,” “seeks,” “should,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, among others: (i) the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; (ii) the risk that integration of the operations of The Bank of River Oaks will be materially delayed or will be more costly or difficult than expected; (iii) the failure of the proposed transaction to close on the expected timeline or at all; (iv) the effect of the announcement of the transaction on customer relationships and operating results; (v) ability to obtain regulatory approvals and meet other closing conditions to the mergers, including approval by The Bank of River Oaks shareholders on the expected terms and schedule; and (vi) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events. For a discussion of additional factors that could cause our actual results to differ materially from those described in the forward-looking statements, please see the risk factors discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other reports that are filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

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